STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 004 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments at fair value	$ 5,113,927	$ 4,862,002
Investments at contract value	231,203	244,029
Total investments	5,345,130	5,106,031
Receivables:
Notes receivable from participants	49,539	48,302
Employer contributions, net of forfeitures	1,485	1,116
Total receivables	51,024	49,418
Total assets	5,396,154	5,155,449
LIABILITIES:
Accrued administrative expenses	328	361
NET ASSETS AVAILABLE FOR BENEFITS	$ 5,395,826	$ 5,155,088